Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with Royalty Pharma plc’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Report”), Pablo Legorreta, the Chief Executive Officer and Terrance Coyne, the Chief Financial Officer of Royalty Pharma plc, each does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:
1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Royalty Pharma plc.

Date: August 8, 2023

/s/ Pablo Legorreta
Name: Pablo Legorreta
Chief Executive Officer

/s/ Terrance Coyne
Name: Terrance Coyne
Chief Financial Officer